Exhibit 10.2

Employment Contract

THIS AGREEMENT, made as of the 27th April 2022.

Between:

Mr. LAM TAI WAI STEPHEN

(hereinafter referred to as “the Employee”)

—and—

m-FINANCE Limited

(hereinafter referred to as “the Employer”)

WHEREAS the Employee and the Employer wish to enter into an employment agreement governing the terms and conditions of employment as follow:

1.	Position

The Employer will employ the Employee and the Employee will serve the Employer in the capacity of MANAGING DIRECTOR upon the terms and subject to the conditions herein contained. The Employee will report to the Board of Directors.

2.	Scope of Responsibilities

The scope of responsibilities of the Employee is:

a)	Strategic administration and planning;

b)	Managing prime clients and stakeholders’ relations;

c)	Overview of Group Finance and Revenue;

d)	Formulate and lead execution of strategic plan and product roadmap;

e)	Drive strategic business development and partnership.

3.	Compensation

Basic salary of HK$30,000 per month and salary will be paid on the last day of each calendar month. Any change in the basic rate will be notified to the Employee.

4.	Overtime Work

Overtime is not payable to the Employee.

5.	Working Hours

The weekly normal working hours will be from 09:00 to 18:30 on Monday to Friday, statutory and public holidays excluded. The Employee will be allowed for lunch from 12:45 to 14:00 on each working day.

6.	Annual Leave

In addition to all statutory and public holidays, the Employee will be entitled to twenty-eight (28) working days paid annual leave.

7.	Sick Leave

The Employee is entitled to a maximum of two (2) days paid sick leave per month and not more than twelve (12) paid days of sick leave accumulatively per calendar year. In the event of absence on account of sickness or injury, the Employee or someone on his/her behalf must inform the Employer of the reason for the Employee’s absence as soon as possible and must do so no later than 10:30 a.m. on the day on which absence first occurs. All sick leaves must be supported by a valid doctor’s statement in respect of such absence.

8.	Bonus

A discretionary bonus from one (1) to three (3) months of basic salary will be paid to the Employee prior to Chinese New Year subject to satisfactory performance of the Employee. The Employee should be under the Employer’s employment on the payment date in order to be eligible for the bonus.

9.	Termination

a)	The employment may be terminated: -

I.	by either the Employer or the Employee giving to other not less than three (3) calendar months’ notice or by payment in lieu of such notice; or

II.	by the Employer without notice or payment in lieu of notice in the event of the Employee’s serious misconduct or persistent unpunctuality, neglect of duty or breach of any of the Employer’s rules, regulations or terms of employment contained or referred to herein or the Employee committing any act of bankruptcy or taking advantage of any Ordinance for the time being in force offering relief to insolvent debtors.

b)	The Employee shall not be entitled to take accrued holidays during any period of notice, except with the Employer’s approval.

10.	Mandatory Provident Fund

c)	The Employee will become a member of a registered Mandatory Provident Fund (MPF) Scheme. As a member of the MPF, you are required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month (subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

d)	The Employer is also required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month (subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

e)	The amount is a fixed rate governed by legislation which may vary from time to time in accordance with legislation.

f)	The Employee may elect to contribute an additional amount of your salary to the MPF fund within the contribution-related limits applicable under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong).

11.	Confidentiality

(a)	The Employee shall not, during the continuance of the employment or thereafter, divulge or disclose to any person, firm or company any of the following matters: -

I.	information concerning the sales figures, business, accounts or finances of the Employer or its clients or customers; or

II.	technical information, research data, trade secrets, dealings, transactions, agreements, or affairs of the Employer or its clients or customers which have, or may have, come to the Employee’s knowledge during the employment;

unless the written consent of the Employer has been obtained or the Employee is compelled by any law in force in the HKSAR to divulge or disclose any of the matters aforesaid and shall during the continuance of the employment use his best endeavors to prevent the publication or disclosure of the matters aforesaid by third parties.

(b)	Upon the termination of the employment, the Employee shall forthwith surrender or deliver all originals and copy documents relating to any of the matters listed in items (I) and (II) of sub-paragraph (a) of this paragraph to the Employer.

12.	Non-Competition

The Employee hereby agrees that during the term of this Employment Contract with the Employer for any cause whatsoever, the Employee shall not anywhere in the HKSAR and/or the PRC whether directly or indirectly through any means whatsoever including and without limitation to companies, trusts, or partnerships: -

a)	either undertake, be engaged or employed, advise or assist or in any other way be interested, in any business, venture, or activity which is active or intends to be active in a business which is the same as or is similar to or is in competition with the business of the Employer; and

b)	whether on the Employee’s behalf or on behalf of any other person, firm or corporation canvass or solicit business from any person, or company which shall at any time during the continuance of the employment with the Employer, have been a customer of the Employer.

13.	Intellectual Property

The Employee hereby acknowledges that all proprietary rights intellectual property rights of and in any invention technical know how devices derived from or in connection with or incidental to the development and research or the business of the Employer shall solely be vested in the Employer.

14.	Solicitation of Other Employees

The Employee hereby agrees that during the term of this Employment Contract and for a period of one (1) year after the termination of this Employment Contract with the Employer for any reason, whether with or without cause, shall not either directly or indirectly solicit, induce, recruit or encourage any of the Employer’s employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Employer, either for oneself or for any other person or entity.

This Employment Contract which shall come into effect only upon receipt by the Employer of a copy signed by both parties, and supersedes and is in substitution for any prior agreement between the parties hereto whether oral or written and constitutes the entire agreement between the parties.

Signed by the Employer	Signed by the Employee

For and on behalf of
m-FINANCE Limited

TAM CHI WENG	LAM TAI WAI, STEPHEN
Director	Employee

Employment Contract

THIS AGREEMENT, made as of the 27th April 2022.

Between:

Mr. TAM CHI WENG

(hereinafter referred to as “the Employee”)

—and—

m-FINANCE Limited

(hereinafter referred to as “the Employer”)

WHEREAS the Employee and the Employer wish to enter into an employment agreement governing the terms and conditions of employment as follow:

1.	Position

The Employer will employ the Employee and the Employee will serve the Employer in the capacity of CHIEF EXECUTIVE OFFICER upon the terms and subject to the conditions herein contained. The Employee will report to the Board of Directors.

2.	Scope of Responsibilities

The scope of responsibilities of the Employee is:

a)	Work directly with the Board of Directors and fully responsible for business growth of the organization;

b)	Manage the business and provide leadership on all phases of business development projects;

c)	In charge of the day-to-day operations and management of the organization;

d)	Develop organizational policies in support of the organization’s goals;

e)	Provide strong leadership, and to give clear direction and guidance to the management team;

f)	Act as the primary spokesperson for the organization.

3.	Compensation

Basic salary of HK$30,000 per month and salary will be paid on the last day of each calendar month. Any change in the basic rate will be notified to the Employee.

4.	Overtime Work

Overtime is not payable to the Employee.

5.	Working Hours

The weekly normal working hours will be from 09:00 to 18:30 on Monday to Friday, statutory and public holidays excluded. The Employee will be allowed for lunch from 12:45 to 14:00 on each working day.

6.	Annual Leave

In addition to all statutory and public holidays, the Employee will be entitled to twenty-eight (28) working days paid annual leave.

7.	Sick Leave

The Employee is entitled to a maximum of two (2) days paid sick leave per month and not more than twelve (12) paid days of sick leave accumulatively per calendar year. In the event of absence on account of sickness or injury, the Employee or someone on his/her behalf must inform the Employer of the reason for the Employee’s absence as soon as possible and must do so no later than 10:30 a.m. on the day on which absence first occurs. All sick leaves must be supported by a valid doctor’s statement in respect of such absence.

8.	Bonus

A discretionary bonus from one (1) to three (3) months of basic salary will be paid to the Employee prior to Chinese New Year subject to satisfactory performance of the Employee. The Employee should be under the Employer’s employment on the payment date in order to be eligible for the bonus.

9.	Termination

a)	The employment may be terminated: -

I.	by either the Employer or the Employee giving to other not less than three (3) calendar months’ notice or by payment in lieu of such notice; or

II.	by the Employer without notice or payment in lieu of notice in the event of the Employee’s serious misconduct or persistent unpunctuality, neglect of duty or breach of any of the Employer’s rules, regulations or terms of employment contained or referred to herein or the Employee committing any act of bankruptcy or taking advantage of any Ordinance for the time being in force offering relief to insolvent debtors.

b)	The Employee shall not be entitled to take accrued holidays during any period of notice, except with the Employer’s approval.

10.	Mandatory Provident Fund

c)	The Employee will become a member of a registered Mandatory Provident Fund (MPF) Scheme. As a member of the MPF, you are required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month (subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

d)	The Employer is also required to contribute an amount equal to a percentage of your salary up to a maximum of HKD1,500 per month (subject to any changes under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong)).

e)	The amount is a fixed rate governed by legislation which may vary from time to time in accordance with legislation.

f)	The Employee may elect to contribute an additional amount of your salary to the MPF fund within the contribution-related limits applicable under the Mandatory Provident Fund Schemes Ordinance (Chapter 485, Laws of Hong Kong).

11.	Confidentiality

(a)	The Employee shall not, during the continuance of the employment or thereafter, divulge or disclose to any person, firm or company any of the following matters: -

I.	information concerning the sales figures, business, accounts or finances of the Employer or its clients or customers; or

II.	technical information, research data, trade secrets, dealings, transactions, agreements, or affairs of the Employer or its clients or customers which have, or may have, come to the Employee’s knowledge during the employment;

unless the written consent of the Employer has been obtained or the Employee is compelled by any law in force in the HKSAR to divulge or disclose any of the matters aforesaid and shall during the continuance of the employment use his best endeavors to prevent the publication or disclosure of the matters aforesaid by third parties.

(b)	Upon the termination of the employment, the Employee shall forthwith surrender or deliver all originals and copy documents relating to any of the matters listed in items (I) and (II) of sub-paragraph (a) of this paragraph to the Employer.

12.	Non-Competition

The Employee hereby agrees that during the term of this Employment Contract with the Employer for any cause whatsoever, the Employee shall not anywhere in the HKSAR and/or the PRC whether directly or indirectly through any means whatsoever including and without limitation to companies, trusts, or partnerships: -

a)	either undertake, be engaged or employed, advise or assist or in any other way be interested, in any business, venture, or activity which is active or intends to be active in a business which is the same as or is similar to or is in competition with the business of the Employer; and

b)	whether on the Employee’s behalf or on behalf of any other person, firm or corporation canvass or solicit business from any person, or company which shall at any time during the continuance of the employment with the Employer, have been a customer of the Employer.

13.	Intellectual Property

The Employee hereby acknowledges that all proprietary rights intellectual property rights of and in any invention technical know how devices derived from or in connection with or incidental to the development and research or the business of the Employer shall solely be vested in the Employer.

14.	Solicitation of Other Employees

The Employee hereby agrees that during the term of this Employment Contract and for a period of one (1) year after the termination of this Employment Contract with the Employer for any reason, whether with or without cause, shall not either directly or indirectly solicit, induce, recruit or encourage any of the Employer’s employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Employer, either for oneself or for any other person or entity.

This Employment Contract which shall come into effect only upon receipt by the Employer of a copy signed by both parties, and supersedes and is in substitution for any prior agreement between the parties hereto whether oral or written and constitutes the entire agreement between the parties.

Signed by the Employer	Signed by the Employee

For and on behalf of
m-FINANCE Limited

LAM TAI WAI, STEPHEN	TAM CHI WENG
Director	Employee

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